UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2024 (August 19, 2024)

Churchill Capital Corp VII
(Exact name of registrant as specified in its charter)

Delaware	001-40051	85-3420354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

640 Fifth Avenue, 12th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

(212) 380-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one warrant	CVII.U	New York Stock Exchange
Shares of Class A common stock	CVII	New York Stock Exchange
Warrants	CVII WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on May 2, 2024, Churchill Capital Corp VII (“Churchill”) appeared before the Nasdaq Hearing Panel (the “Panel”) for its failure to complete a business combination as required by Nasdaq Listing Rule IM-5101-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement. Following the hearing, the Panel issued a decision on May 13, 2024 (the “Decision”) granting Churchill’s request for continued listing on Nasdaq Global Market, subject to, among other things, Churchill completing its initial business combination no later than August 17, 2024.

As previously disclosed, Churchill was unable to complete its initial business Combination by August 17, 2024. As a result, on August 19, 2024 Nasdaq filed a Form 25 with the United States Securities and Exchange Commission (the “SEC”) to delist Churchill’s securities. Churchill expects to file a Form 15 with the SEC to terminate the registration of its securities under the Securities and Exchange Act of 1934, as amended.

On August 19, 2024, received a written notice (the “Notice”) from the Panel indicating that, in light of Churchill’s inability to meet the terms of the Decision, the Panel has determined to delist Churchill’s securities from Nasdaq and will suspend trading in those securities.

Forward-Looking Statements

This Current Report may include, and oral statements made from time to time by representatives of Churchill may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this Current Report are forward-looking statements. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to Churchill or Churchill’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of Churchill’s management, as well as assumptions made by, and information currently available to, Churchill’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in Churchill’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to Churchill or persons acting on Churchill’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Churchill, including those set forth in the Risk Factors section of Churchill’s annual report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 4, 2024. Churchill undertakes no obligation to update these statements for revisions or changes after the date of this Current Report, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL CAPITAL CORP VII

Date: August 20, 2024	By:	/s/ Jay Taragin
		Name:	Jay Taragin
		Title:	Chief Financial Officer

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